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                                                                Exhibit No. 10.1

                     (DEGOLYER AND MACNAUGHTON LETTERHEAD)






                                January 30, 2003



Petroleo Brasileiro S.A.
Av. Republica do Chile, 65/1703
Rio de Janeiro - RJ
Brasil 20035-900

Gentlemen:

     We hereby consent to the references to our firm as set forth in the Annual Report on Form 20-F of Petroleo Brasileiro S.A. (Petrobras) for the year ended December 31, 2002. Our estimates of the oil, condensate, and natural gas reserves of certain properties owned by Petrobras are contained in our report entitled, "Letter Report as of December 31, 2002 on Reserves of Certain Properties in Brazil with interests owned by Petroleo Brasileiro S.A."

                                        Very truly yours,


                                        /s/ DeGolyer and MacNaughton

                                        DeGOLYER and MacNAUGHTON